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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 12, 2001


                      Fleet Bank (RI), National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II


        United States              333-38650-01                050495490
----------------------------     ----------------         ----------------------
(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)             Identification Number)


            111 Westminster Street
           Providence, Rhode Island                           02903
----------------------------------------------      ---------------------------
   (Address of Principal Executive Office)                  (Zip Code)


Registrant's telephone number, including area code (401) 278-5451



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.      Not Applicable.

Item 2.      Not Applicable.

Item 3.      Not Applicable.

Item 4.      Not Applicable.

Item 5. On February 12, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $660,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-A of the Fleet Credit Card Master Trust
             II. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.      Not Applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibits

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet dated February 12, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates of the Fleet Credit Card Master Trust II, Series 2001-A.

Item 8.      Not Applicable.

Item 9.      Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEET BANK (RI), NATIONAL ASSOCIATION
                                            On behalf of the Fleet Credit Card
                                            Master Trust II



                                          By:    /s/ Jeffrey A. Lipson
                                               ---------------------------------
                                          Name:  Jeffrey A. Lipson
                                          Title: Vice President

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                                  EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

Exhibit 99.01 Series Term Sheet dated February 12, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates of the Fleet Credit Card Master Trust II, Series 2001-A.